Exhibit 10.1
INTERCOMPANY AGREEMENT

THIS AGREEMENT is executed as of the date below between ING Investment Management LLC (“IIM”), and ING Life Insurance and Annuity Company (“ILIAC”).

WHEREAS, IIM conducts an asset management business through various companies that provide investment advice to and perform administrative services for certain U.S. registered investment companies (“Funds”), including ING Investment, LLC (“IIL”), an investment adviser for certain Funds;

WHEREAS, ILIAC is an insurance company which offers a variety of insurance products, including variable annuities and which also provides administrative services to various tax-advantaged plans and programs established under Section 401(a), 403(b), 457 or 408 of the Internal Revenue Code (“Code”), certain non-qualified deferred compensation arrangements, and to custodial accounts established under Code Sections 403(b)(7) or 408 (collectively “non-insurance customers”);

WHEREAS, Funds advised by IIL are purchased for and held by separate accounts available through ILIAC insurance products and are also purchased for and held by nominees of non-insurance customers in appropriately designated omnibus accounts established with the Funds;
WHEREAS both IIM and ILIAC are indirect wholly owned subsidiaries of ING Groep, N.V, and, are under common control of such parent company;

WHEREAS both IIM and ILIAC desire to allocate the collective resources of ING’s United States operations in a manner which supports ILIAC’s insurance and non-insurance businesses; and

NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.    Payments
IIM shall pay and/or shall cause its subsidiaries to pay, to ILIAC, within thirty (30) days after the end of each calendar month, the amounts derived from applying the annual rates listed in Schedule A against the average net assets invested in the Funds by ILIAC and by ILIAC non-insurance customers during the prior calendar month (the “Intercompany Payments”). The methodology used to determine the amount of each month’s Intercompany Payment shall be as follows:
(a) No later than the 20th calendar day of each calendar month, ILIAC or its designee shall provide, or cause to be provided, the average net assets of the prior calendar month  to be used in calculating such ownership percentages and the assets shall be grouped by business line.

(b) On a fund by fund basis, the ILIAC average net assets will be calculated by applying ILIAC’s prior calendar month actual average net asset ownership percentage to the current calendar month’s average net assets.
(c) ILIAC average net assets shall be multiplied by the annual rates listed in Schedule A on a fund by fund basis and then adjusted for a monthly payment rate (annual rate * 1/calendar days in year * days in calendar month)
(d) The Intercompany Payment for any calendar month shall equal the sum of the fund by fund calculations described in sub-paragraph (c) above.
The Intercompany Payments shall be paid from IIM’s own resources, or those of its subsidiaries, and therefore shall not result in any increase in the expenses borne by the Funds or their shareholders. The rates listed in Schedule A will be reviewed at least once each calendar quarter and may be modified at any time by mutual written consent.
Intercompany Payments will be calculated and paid as hereinabove provided, and ILIAC shall account for such Intercompany Payments in conformity with customary insurance accounting practices. The books, accounts and records of each party shall be maintained so as to clearly and accurately disclose the precise details of the Intercompany Payments. IIM and/or its subsidiaries shall keep such books, records and accounts insofar as they pertain to the computation of the Intercompany Payments available upon reasonable notice for audit, inspection and copying by ILIAC and persons authorized by it or any governmental agency having jurisdiction over ILIAC during all reasonable business hours.
2.    Required Disclosure
Each party will make all disclosures relating to this Agreement and the payments made hereunder, as required under applicable state or federal law, rule, or regulation, including any subsequent release, interpretation, rule or regulation of the SEC or any other regulatory or self-regulatory organization applicable to IIM or ILIAC in connection with this Agreement (“Applicable Law”).
3.    Notices
Any notice required or permitted to be given by either party to the other shall be deemed sufficient if sent by registered or certified mail, postage prepaid, or overnight courier and addressed by the party giving notice to the other party at the last address furnished by the other party to the party giving notice: if to IIM: 230 Park Avenue, New York, NY 10169 in care of Chief Financial Officer with a copy to the Legal Department; if to ILIAC:. One Orange Way, Windsor, CT 06092, in care of Chief Financial Officer with copy to Legal Department.

4.    Governing Law
This Agreement will be construed in accordance with the laws of the State of Delaware, without giving effect to any conflicts of law principles thereof.

5.    Effective Date
This Agreement shall be effective as of January 1, 2010, and, unless terminated as provided, shall continue in force for one year from the effective date and thereafter from year to year, unless and until terminated in accordance with Section 8 below.

6.    Entire Agreement and Amendment
This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement, draft or agreement or proposal with respect to the subject matter hereof. This Agreement or any part hereof may be changed or waived only by an instrument in writing signed by the party against which enforcement of such change or waiver is sought.

7.    Assignment
This Agreement may not be assigned by either party without the written consent of the other.

8.    Termination

(a)
Except under the circumstances described in paragraphs (b) and (c) of this Section 8, this Agreement may only be terminated by the mutual written agreement of the parties. If this Agreement is so terminated, the payments specified in Section 1 shall continue for a period of six (6) months, or a shorter period if agreed to by the parties.

(b)
If a Change in Control (within the meaning assigned to that term below), of a party (the “Changed Party”) occurs, and if the other party (the “Remaining Party”) has not consented in writing to the continuation of this Agreement notwithstanding such Change in Control, then this Agreement may be terminated at the option of the Remaining Party by sending written notice to the Changed Party and the Intercompany Payments shall cease upon the Agreement’s termination. “Change in Control" means the occurrence of any one or more of the following: (i) the transfer of control of a party to another entity; or (ii) the consummation of a reorganization, merger, share exchange, consolidation, or sale or disposition of all or substantially all of the assets of a party; provided, however, that the occurrence of an event described in clauses (i) or (ii) above shall not constitute a Change in Control if either (a) the entity that acquires control of a party was already an Affiliate of the party prior to the event, or (b) the parties remain Affiliates of one another immediately following the Change in Control. “Affiliate” means, with respect to a party, an entity that controls, is under common control, or is controlled by, such party.

(c)
This Agreement will terminate automatically and the Intercompany Payments shall thereupon immediately cease if the Intercompany Payments are adjudged or otherwise determined to the satisfaction of both parties to be contrary to law.

9.    Severability
If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid.

10.    Miscellaneous
(a)    The heading of each provision of this Agreement is for descriptive purposes only and shall not be deemed to modify or qualify any of the rights or obligations set forth in each such provision.
(b)    This Agreement may be executed in counterparts.
11.    Force Majeure
IIM shall not be liable for losses caused directly or indirectly by government restrictions, exchange or market rulings, suspension of trading, war, acts of terrorism, strikes, failures of the mails or other communications systems, mechanical or electronic failure, failure of third parties to follow instructions, for other causes commonly known as “acts of God,” or for any other cause not reasonably within IIM’s control, whether or not such cause was reasonably foreseeable.

IN WITNESS WHEREOF, the parties have each duly executed this Agreement on this 22nd day of December 2010.

ING Investment Management LLC      ING Life Insurance
and Annuity Company

By:/s/Daniel Wilcox__________ By: /s/Catherine Smith___________

Name: Daniel Wilcox Name: Catherine Smith________

Title: Senior Vice President Title:_President________________

Schedule A
Amended and Restated as of ______________________

As described in Section 1 ILIAC shall be paid at the rates set forth immediately below. In the case of funds of funds, except as otherwise indicated below, payments will not apply to the shares of the fund of funds held directly but will instead apply to shares of underlying funds held indirectly through the fund of funds at the rates specified for those underlying funds calculated in the same manner as if the underlying funds were held directly.

Payments listed in Schedule A shall not be made for assets contained in the following retirement plans:

•	ING USA Annuity & Life Insurance Company "Equifund" Retirement Plan

•	ING Direct 401(k) Savings Plan

•	ING Americas Savings Plan & ESOP

•	The 401(k) Plan for ILIAC Agents

•	ING Clarion Partners, LLC 401(k) Profit Sharing Plan

•	ING Clarion Real Estate Securities 401(k) Profit Sharing Plan

FUND NAME	Payment	FUND NAME	Payment
IIM Sub-advised Equity and Balanced Funds		IIM Sub-advised Fixed Income Funds
ING Balanced Fund	0.30%	Brokerage Cash Reserves	0.17%
ING Balanced Portfolio	0.30%	ING Classic Money Market Fund	0.17%
ING Core Equity Research Fund (F/K/A ING Growth and Income Fund)	0.30%	ING Floating Rate Fund (Effective 8/17/10)	0.17%
ING Corporate Leaders 100 Fund	0.30%	ING GET U.S. Core Portfolio - Series 10	0.17%
ING Corporate Leaders Trust Fund Series B	0.30%	ING GET U.S. Core Portfolio - Series 11	0.17%
ING Euro STOXX 50 Index Portfolio (F/K/A ING Dow Jones Euro STOXX 50 Index Portfolio)	0.30%	ING GET U.S. Core Portfolio - Series 12	0.17%
ING Equity Dividend Fund	0.30%	ING GET U.S. Core Portfolio - Series 13	0.17%
ING FTSE 100 Index Portfolio	0.30%	ING GET U.S. Core Portfolio - Series 14	0.17%
ING Global Natural Resources Fund	0.30%	ING GET U.S. Core Portfolio - Series 5	0.17%
ING Growth and Income Portfolio	0.30%	ING GET U.S. Core Portfolio - Series 6	0.17%
ING Growth Opportunities Fund	0.30%	ING GET U.S. Core Portfolio - Series 7	0.17%
ING Hang Seng Index Portfolio	0.30%	ING GET U.S. Core Portfolio - Series 8	0.17%
ING Index Plus LargeCap Fund	0.30%	ING GET U.S. Core Portfolio - Series 9	0.17%
ING Index Plus LargeCap Portfolio	0.30%	ING Global Bond Fund	0.17%
ING Index Plus MidCap Fund	0.30%	ING GNMA Income Fund	0.17%
ING Index Plus MidCap Portfolio	0.30%	ING High Yield Bond Fund	0.17%
ING Index Plus SmallCap Fund	0.30%	ING Intermediate Bond Fund	0.17%
ING Index Plus SmallCap Portfolio	0.30%	ING Intermediate Bond Portfolio	0.17%
ING International Index Portfolio	0.30%	ING Money Market Fund	0.17%
ING Index Plus International Equity Fund (Effective 6/30/10)	0.30%	ING Money Market Portfolio	0.17%
ING International Value Fund	0.30%	ING Principal Protection Fund XII (1/1/10 to 2/16/10)	0.17%
ING International Value Portfolio	0.30%	ING Senior Income Fund	0.17%

ING Japan TOPIX Index Portfolio (F/K/A ING Japan Equity Index Portfolio)	0.30%
ING MidCap Opportunities Fund	0.30%	ING Limited Maturity Bond Portfolio	0.026%
ING MidCap Opportunities Portfolio	0.30%	ING Liquid Assets Portfolio	0.025%
ING NASDAQ 100 Index Portfolio	0.30%
ING Opportunistic LargeCap Fund (1/10/10 to 8/21/10)	0.30%	Fund of Funds
ING Opportunistic LargeCap Portfolio (1/1/10 to 8/20/10)	0.30%	ING Capital Allocation Fund (1)	0.00%
ING Russell Global Large Cap Index 75% Portfolio (1/1/10 to 4/29/10)	0.30%	ING Diversified International Fund (1)	0.17%
ING Russell Large Cap Growth Index Portfolio	0.30%	ING Global Target Payment Fund (1)	0.14%
ING Russell Large Cap Index Portfolio	0.30%	ING Oppenheimer Active Allocation Portfolio (1)	0.155%
ING Russell Large Cap Value Index Portfolio	0.30%	ING Strategic Allocation Funds (1)	0.00%
ING Russell Mid Cap Growth Index Portfolio	0.30%	ING Strategic Allocation Portfolios (1)	0.24%
ING Russell Mid Cap Index Portfolio	0.30%	ING Index Solution Portfolios (1)	0.30%
ING Russell Small Cap Index Portfolio	0.30%	ING Solution 2015 Portfolio (1)	0.32%
ING Small Company Fund	0.30%	ING Solution 2025 Portfolio (1)	0.32%
ING Small Company Portfolio	0.30%	ING Solution 2035 Portfolio (1)	0.32%
ING SmallCap Opportunities Fund	0.30%	ING Solution 2045 Portfolio (1)	0.32%
ING SmallCap Opportunities Portfolio	0.30%	ING Solution 2055 Portfolio (1)	0.32%
ING Tactical Asset Allocation Fund	0.30%	ING Solution Income Portfolio (1)	0.32%
ING WisdomTree Global High-Yielding Equity Index Portfolio	0.30%	ING Solution Aggressive Growth Portfolio (1)	0.32%
		ING Solution Conservative Portfolio (1)	0.32%
ING Focus 5 Portfolio (1/10/10 to 4/29/10)	0.168%	ING Solution Growth Portfolio (1)	0.32%
ING Global Resources Portfolio	0.055%	ING Solution Moderate Portfolio (1)	0.32%
ING Large Cap Growth Portfolio (Effective 6/12/10)	0.0075%
ING Stock Index Portfolio	0.158%	American Funds Master Feeder Funds
		ING American Funds Asset Allocation Portfolio	N/A
Third-Party Sub-advised Funds		ING American Funds Bond Portfolio	N/A
ING Alternative Beta Fund	0.397%	ING American Funds Growth Portfolio	N/A
ING Asia-Pacific Real Estate Fund	0.397%	ING American Funds Growth-Income Portfolio	N/A
ING BlackRock Science and Technology Opportunities Portfolio	0.397%	ING American Funds International Portfolio	N/A
ING Clarion Global Real Estate Portfolio	0.397%
ING Emerging Countries Fund	0.397%
ING European Real Estate Fund	0.397%
ING Global Equity Dividend Fund	0.397%
ING Global Opportunities Fund (F/K/A ING Foreign Fund)	0.397%

ING Global Real Estate Fund	0.397%
ING Global Value Choice Fund	0.397%
ING Greater China Fund	0.397%
ING Index Plus International Equity Fund (1/1/10 to 6/29/10)	0.397%
ING International Capital Appreciation Fund	0.397%
ING International Real Estate Fund	0.397%
ING International SmallCap Multi-Manager Fund	0.397%
ING International Value Choice Fund	0.397%
ING Real Estate Fund	0.397%
ING Russia Fund	0.397%
ING SmallCap Value Multi-Manager Fund (1/1/10 to 2/5/10)	0.397%
ING U.S. Bond Index Portfolio	0.397%
ING Value Choice Fund	0.397%

(1) For the fund of funds listed above, IIM will pay the amount stated in this Schedule A. IIM will not pay any amounts on assets in the underlying funds in these fund of funds. In addition, amounts due to ILIAC from IIM for these fund of funds shall be reduced by amounts due to ILIAC from Directed Services LLC (DSL) and/or its subsidiaries under the Intercompany Agreement between DSL and ILIAC with respect to the underlying funds in these fund of funds.

AMENDMENT NO. 1 TO THE     INTERCOMPANY AGREEMENT

This Amendment No. 1, made and entered into as of December 1, 2013 and effective, unless otherwise noted, as of December 23, 2010, amends the Intercompany Agreement, dated as of December 22, 2010 (the “Agreement”), by and among ING Investment Management LLC (“IIM”) and ING Life Insurance and Annuity Company (“ILIAC”).

WITNESSETH

WHEREAS, IIM conducts an asset management business through various companies that provides investment advice to and perform administrative services for certain U.S. registered investment companies (“Funds”), including ING Investments, LLC, an investment adviser for certain Funds; and

WHEREAS, ILIAC is an insurance company which offers a variety of insurance products, including variable annuities, and which also provides administrative services to various tax-advantaged plans and programs established under Section 401(a), 403(b), 457 or 408 of the Internal Revenue Code, certain non-qualified deferred compensation arrangements, and to custodial accounts established under Code Sections 403(b)(7) or 408 (collectively “non-insurance customers”); and

WHEREAS, IIM pays and/or causes its subsidiaries to pay to ILIAC the amounts derived from applying the annual rates listed in Schedule A against the average net assets invested in the Funds by ILIAC and by ILIAC non-insurance customers during the prior calendar month; and

WHEREAS, Schedule A is reviewed at least once each calendar quarter and may be modified at any time by mutual written consent; and

WHEREAS, modifications have been made to Schedule A during the period between the effective date and the date of this Amendment No. 1; and

NOW, THEREFORE, the parties agree as follows:

1.	Schedule A to the Agreement is deleted in its entirety and is replaced with the attached Schedule A.

2.	Capitalized terms used in this Amendment and not otherwise defined shall have the meanings ascribed to them in the Agreement.

3.	This Amendment may be executed in several counterparts, each of which shall be an original, but all of which together will constitute one and the same instrument.

4.	In all other respects, the Agreement is hereby confirmed and remains in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be executed as of the day and year first above written.

ING INVESTMENT MANAGEMENT ING LIFE INSURANCE AND ANNUITY
LLC COMPANY

By:_/s/Daniel Wilcox________________     By:_/s/Lisa S. Gilarde____________

Name: Daniel Wilcox________________     Name:_ Lisa S. Gilarde ___________

Title: _Chief Financial Officer__________ Title:__Vice President_________________

Schedule A

This Schedule is made and entered into as of December 1, 2013 and, unless otherwise identified below, is effective as of December 23, 2010.

As described in Section 1 ILIAC shall be paid at the rates set forth immediately below. In the case of funds of funds , except as otherwise indicated below, payments will not apply to the shares of the fund of funds held directly but will instead apply to shares of underlying funds held indirectly through the fund of funds at the rates specified for those underlying funds calculated in the same manner as if the underlying funds were held directly

Payments listed in Schedule A shall not be made for assets contained in the following retirement plans:

•	ING USA Annuity & Life Insurance Company "Equifund" Retirement Plan

•	ING Americas Savings Plan & ESOP

•	The 401(k) Plan for ILIAC Agents

•	ING lnvestment Management LLC 401(k) Profit Sharing Plan

Fund Type    II        Fund                                    Rate

3rd Party SA	ING Alternative Beta Fund (liquidated 12/10/12)	0.397%
Am Funds	ING American Funds Global Growth and Income Portfolio	0.015%
Am Funds	ING American Funds International Growth and Income Portfolio	0.015%
llM Equity/Balanced	ING Australia Index Portfolio (effective 3/2/11)	0.3%
llM Equity/Balanced	ING Balanced Portfolio	0.30%
3rd Party SA	ING BlackRock Science and Technology Opportunities Portfolio (merged into ING MidCap Opportunities Portfolio on 3/23/13)	0.397%
llM Fixed	ING Bond Portfolio (effective 7/21/12)	0.17%
llM Fixed	ING Brokerage Cash Reserves (liquidated on 3/8/11)	0.17%
Fund of Funds	ING Capital Allocation Fund	—%
3rd Party SA	ING Clarion Global Real Estate Portfolio	0.397%
llM Fixed	ING Classic Money Market Fund (liquidated on 3/8/11)	0.17%
llM Equity/Balanced	ING Core Equity Research Fund	0.3%
llM Equity/Balanced	ING Corporate Leaders 100 Fund	0.30%
llM Equity/Balanced	ING Corporate Leaders Trust Fund Series B	0.3%
llM Fixed	ING Diversified Emerging Markets Debt Fund (effective 10/15/12)	0.17%
Fund of Funds	ING Diversified International Fund	0.17%
3rd Party SA	ING Emerging Countries Fund (merged into ING Emerging Markets Equity Fund on 7/21/12)	0.397%
3rd Party SA	ING Emerging Markets Equity Dividend Fund (effective 7/21/12)	0.397%
3rd Party SA	ING Emerging Markets Equity Fund (effective 10/3/11)	0.397%
IIM Equity/Balanced	ING Emerging Markets Index Portfolio (effective 12/19/11)	0.3%
llM Equity/Balanced	ING Equity Dividend Fund (name change to ING Large Cap Value Fund)	0.3%
llM Equity/Balanced	ING Euro STOXX 50 Index Portfolio	0.3%
llM Fixed	ING Floating Rate Fund	0.17%

IIM Equity/Balanced	ING FTSE 100 Index Portfolio	0.3%
llM Fixed	ING GET U.S. Core Portfolio - Series 10 (liquidated 12/5/12)	0.17%
llM Fixed	ING GET U.S. Core Portfolio - Series 11 (liquidated 2/28/13)	0.17%
llM Fixed	ING GET U.S. Core Portfolio - Series 12 (liquidated 6/20/13)	0.17%
llM Fixed	ING GET U.S. Core Portfolio - Series 13	0.17%
llM Fixed	ING GET U S. Core Portfolio - Series 14	0.17%
llM Fixed	ING GET U.S Core Portfolio - Series 5 (liquidated 9/9/11)	0.17%
llM Fixed	ING GET U.S. Core Portfolio - Series 6 (liquidated 12/9/11)	0.17%
llM Fixed	ING GET U.S Core Portfolio - Series 7 (liquidated 3/8/12)	0.17%
llM Fixed	ING GET U.S. Core Portfolio ·Series 8 (liquidated 6/7/12)	0. 17%
llM Fixed	ING GET U.S. Core Portfolio - Series 9 (liquidated 9/6/12)	0.17%
llM Fixed	ING Global Bond Fund	0.17%
llM Fixed	ING Global Bond Portfolio	0.0165%
3rd Party SA	ING Global Equity Dividend Fund	0.397%
IIM Equity/Balanced	ING Global Natural Resources Fund	0.30%
3rd Party SA	ING Global Opportunities Fund	0.397%
3rd Party SA	ING Global Real Estate Fund	0.397%
llM Equity/Balanced	ING Global Resources Portfolio	0.055%

Fund of Funds	ING Global Target Payment Fund	0.14%
IIM Equity/Balanced	ING Global Value Advantage Portfolio (effective 7/12/13)	0.3%
3rd Party SA	ING Global Value Choice Fund (merged into ING International Value Equity Fund on 7/13/13)	0.397%
llM Fixed	ING GNMA Income Fund	0.17%
3rd Party SA	ING Goldman Sachs Commodity Strategy Portfolio (Adviser changed to IIL from DSL on 1/1/13)	0.277%
3rd Party SA	ING Greater China Fund (name change to ING Emerging Markets Equity Dividend Fund)	0.397%
llM Equity/Balanced	ING Growth and Income Portfolio	0.3%
llM Equity/Balanced	ING Growth Opportunities Fund	0.3%
llM Equity/Balanced	ING Hang Seng Index Portfolio	0.3%
llM Fixed	ING High Yield Bond Fund	0.17%
llM Equity/Balanced	ING Index Plus International Equity Fund (liquidated 2/22/13)	0.3%
llM Equity/Balanced	ING Index Plus LargeCap Fund (merged into ING Corporate Leaders 100 Fund on 7/21/12)	0.3%
llM Equity/Balanced	ING Index Plus LargeCap Portfolio	0.3%
llM Equity/Balanced	ING Index Plus MidCap Fund (mert:1ed into ING SMID Cap Equity Fund on 7/21/12)	0.3%
llM Equity/Balanced	ING Index Plus MidCap Portfolio	0.3%
llM Equity/Balanced	ING Index Plus SmallCap Fund (mernP.d into ING SMID Cap Equity Fund on 7/21/12)	0.3%
llM Equity/Balanced	ING Index Plus SmallCap Portfolio	0.3%
Fund of Funds	ING Index Solution Portfolios	0.3%
llM Fixed	ING Intermediate Bond Fund	0.17%

llM Fixed	ING Intermediate Bond Portfolio	0.17%
3rd Party SA	ING International Capital Appreciation Fund (liquidated 3/23/12)	0.397%
3rd Party SA	ING International Core Fund (effective 2/8/11)	0.397%
3rd Party SA	ING International Growth Fund (effective 1/5/11. Name changed to ING Multi-Manager International Equity Fund on 07/01/13)	0.397%
llM Equity/Balanced	ING International Index Portfolio	0.3%
3rd Party SA	ING International Real Estate Fund	0.397%
3rd Party SA	ING International Small Cap Fund	0.397%
3rd Party SA	ING International Value Choice Fund (merged into ING International Value Equity on 7/13/13)	0.397%
llM Equity/Balanced	ING International Value Equity Fund (effective 11/30/12)	0.3%
llM Equity/Balanced	ING International Value Fund (merged into ING International Value Equity Fund on 7/13/13)	0.3%
llM Equity/Balanced	ING International Value Portfolio	0.3%
llM Fixed	ING Investment Grade Credit Fund	0.17%
llM Equity/Balanced	ING Japan TOPIX Index Portfolio	0.3%
IIM Equity/Balanced	ING Large Cap Growth Fund (effective 3/1/12)	0.3%
llM Equity/Balanced	ING Large Cap Growth Portfolio	0.0075%
llM Equity/Balanced	ING Large Cap Value Fund (name chance from ING Equity Dividend Fund\	0.3%
llM Equity/Balanced	ING Large Cap Value Portfolio	0.0525%
llM Fixed	ING Limited Maturity Bond Portfolio	0.026%
llM Fixed	ING Liquid Assets Portfolio	0.025%
llM Equity/Balanced	ING MidCap Opportunities Fund	0.3%
llM Equity/Balanced	ING MidCap Opportunities Portfolio	0.30%
3rd Party SA	ING MidCap Value Fund (effective 10/3/11)	0.397%
llM Fixed	ING Money Market Fund	0.17%
llM Fixed	ING Monev Market Portfolio	0.17%
3rd Party SA	ING Multi-Manager International Equity Fund (effective 7/1/13)	0.397%
Fund of Funds	ING Oppenheimer Active Allocation Portfolio (merged into ING T. Rowe Price Capital Appreciation Portfolio on 3/23/13)	0.155%
3rd Party SA	ING Real Estate Fund	0.397%
Fund of Funds	ING Retirement Portfolios (effective 1/1/14)	0.03%
Fund of Funds	ING Retirement Solution Funds (effective 12/19/12)	0.25%

Fund Tvpe	Fund	Rate

llM Equity/Balanced	ING Russell Large Cap Growth Index Portfolio	0.3%
llM Equity/Balanced	ING Russell Large Cap Index Portfolio	0.3%
llM Equity/Balanced	ING Russell Large Cap Value Index Portfolio	0.3%
llM Equity/Balanced	ING Russell Mid Cap Growth Index Portfolio	0.3%
llM Equity/Balanced	ING Russell Mid Cap Index Portfolio	0.3%
llM Equity/Balanced	ING Russell Small Cap Index Portfolio	0.3%
3rd Party SA	ING Russia Fund	0.397%
llM Fixed	ING Senior Income Fund	0.17%
llM Fixed	ING Short Term Bond Fund (effective 11/29/12)	0.17%
llM Equity/Balanced	ING Small Company Fund	0.3%
llM Equity/Balanced	ING Small Company Portfolio	0.3%
llM Equity/Balanced	ING SmallCap Opportunities Fund	0.3%
llM Equity/Balanced	ING SmallCap Opportunities Portfolio	0.3%
llM Equity/Balanced	ING SMID Cap Equity Fund (effective 7/21/12)	0.3%
Fund of Funds	ING Solution Portfolios	0.32%
Fund of Funds	ING Strategic Allocation Portfolios	0.24%
llM Fixed	ING Strategic Income Fund (effective 10/15/12)	0.17%
llM Equity/Balanced	ING Tactical Asset Allocation Fund (liquidated 12/15/11)	0.3%
llM Fixed	ING U.S. Bond Index Portfolio (effective 2/21/12)	0.323%
llM Equity/Balanced	ING U.S. Stock Index Portfolio	0.158%
llM Equity/Balanced	ING Value Choice Fund (merged into ING Large Value Fund on 7/ 13/13)	0.3%
llM Equity/Balanced	ING Wisdom Tree Global High-Yielding Equity Index Portfolio (name change to ING Global Value	0.3%

For the fund of funds listed above, llM will pay the amount stated in this Schedule A. llM will not pay any amounts on assets in the underlying funds in these fund of funds . In addition, amounts due to ILIAC from llM for these fund of funds shall be reduced by amounts due to ILIAC from Directed Services LLC (DSL) and/or its subsidiaries under the lntercompany Agreement between DSL and ILIAC with respect to the underlying funds in these fund of funds .

AMENDMENT NO. 2 TO THE     INTERCOMPANY AGREEMENT

This Amendment No. 2, effective as of September 30, 2014, amends the Intercompany Agreement, dated as of December 22, 2010, as amended (the “Agreement”), by and between ING Investment Management LLC (“IIM”) (now known as “Voya Investment Management LLC” or “VIM”) and ING Life Insurance and Annuity Company (“ILIAC”) (now known as “Voya Retirement Insurance and Annuity Company” or “VRIAC”).

WITNESSETH

WHEREAS, VIM conducts an asset management business through various companies that provides investment advice to and perform administrative services for certain U.S. registered investment companies (“Funds”), including Voya Investments, LLC, an investment adviser for certain Funds; and

WHEREAS, VRIAC is an insurance company which offers a variety of insurance products, including variable annuities and which also provides administrative services to various tax-advantaged plans and programs established under Section 401(a), 403(b), 457 or 408 of the Internal Revenue Code (“Code”), certain non-qualified deferred compensation arrangements, and to custodial accounts established under Code Sections 403(b)(7) or 408 (collectively “non-insurance customers”); and

WHEREAS, VIM, pays and/or causes its subsidiaries to pay, to VRIAC the amounts derived from applying the annual rates listed in Schedule A against the average net assets invested in the Funds by VRIAC and by VRIAC non-insurance customers during the prior calendar month; and

WHEREAS, Schedule A is reviewed at least once each calendar quarter and may be modified at any time by mutual written consent; and

WHEREAS, the parties desire to clarify the Agreement to (1) reflect the name change of VIM and VRIAC, the Funds and each of their series of portfolios, and (2) replace Schedule A; and

NOW, THEREFORE, the parties agree as follows:

1.	All references to “ING Investment Management LLC” and “IIM” in the Agreement are hereby deleted and replaced with “Voya Investment Management LLC” and “VIM”, respectively.

2.	All references to “ING Life Insurance and Annuity Company” and “ILIAC” in the Agreement are hereby deleted and replaced with “Voya Retirement Insurance and Annuity Company” and “VRIAC”, respectively.

3.	Schedule A to the Agreement is deleted in its entirety and is replaced with the attached Amended Schedule A.

4.	Capitalized terms used in this Amendment and not otherwise defined shall have the meanings ascribed to them in the Agreement.

5.	This Amendment may be executed in several counterparts, each of which shall be an original, but all of which together will constitute one and the same instrument.

6.	In all other respects, the Agreement is hereby confirmed and remains in full force and effect.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be executed as of the day and year first above written.

VOYA INVESTMENT MANAGEMENT VOYA RETIREMENT INSURANCE AND
LLC ANNUITY COMPANY

By:_/s/Daniel Wilcox________________     By:_/s/Lisa Gilarde____________

Name: Daniel Wilcox________________     Name:_ Lisa Gilarde _____________

Title: _MD and CFO     Title:__Vice President____________

Amended Schedule A

This Schedule is effective as of September 30. 2014.

As described in Section 1 VRIAC shall be paid at the rates set forth immediately below. In the case of funds of funds. except as otherwise indicated below. payments will not apply to the shares of the fund of funds held directly but will instead apply to shares of underlying funds held indirectly through the fund of funds at the rates specified for those underlying funds calculated 111 the same manner as if the underlying funds were held directly

Payments listed in Schedule A shall not be made for assets contained in the following retirement plans:

•	ING USA Insurance and Annuity Company "Equifund" Retirement Plan

•	Voya 401(k) Savings Plan

•	Voya 401(k) Plan for VRIAC Agents

•	ING Investment Management LLC 401(k) Profit Sharing Plan

Fund Type	Fund	Rate
VIM Equity/Balanced	Voya Australia Index Portfolio	0.30%
VIM Equity/Balanced	Voya Balanced Portfolio	0.30%
Fund of Funds	Voya Capital Allocation Fund	0.00%
3rd Party SA	VY Clarion Global Real Estate Portfolio	0.397%
VIM Equity/Balanced	Voya Core Equity Research Fund	0.30%
VIM Equity/Balanced	Voya Corporate Leaders 100 Fund	0.30%
VIM Equity/Balanced	Voya Corporate Leaders Trust Fund Series B	0.30%
VIM Fixed	Voya Diversified Emerging Markets Debt Fund	0.17%
Fund of Funds	Voya Diversified International Fund	0.17%
Pooled Inv Vehicle	Voya Emerging Markets Corporate Debt Fund	0.00%
Pooled Inv Vehicle	Voya Emerging Markets Hard Currency Debt Fund	0.00%
3rd Party SA	Voya Emerging Markets Equity Dividend Fund	0.397%
VIM Equity/Balanced	Voya Emerging Markets Index Portfolio	0.30%
Pooled Inv Vehicle	Voya Emerging Markets Local Currency Debt Fund	0.00%
VIM Equity/Balanced	Voya Euro STOXX 50 Index Portfolio	0.30%
VIM Fixed	Voya Floating Rate Fund	0.17%
VIM Equity/Balanced	Voya FTSE 100 Index Portfolio	0.30%
VIM Fixed	Voya Global Bond Fund	0.17%
VIM Fixed	Voya Global Bond Portfolio	0.0165%
3rd Party SA	Voya Global Equity Dividend Fund	0.397%
VIM Equity/Balanced	Voya Global Natural Resources Fund	0.30%
3rd Party SA	Voya Global Opportunities Fund	0.397%
Fund of Funds	Voya Global Perspectives Fund	0.00%
Fund of Funds	Voya Global Perspectives Portfolio	0.00%
3rd Party SA	Voya Global Real Estate Fund	0.397%
VIM Equity/Balanced	Voya Global Resources Portfolio	0.055%
Fund of Funds	Voya Global Target Payment Fund	0.14%
VIM Equity/Balanced	Voya Global Value Advantage Portfolio	0.30%
VIM Fixed	Voya GNMA Income Fund	0.17%
VIM Equity/Balanced	Voya Growth and Income Portfolio	0.30%
VIM Equity/Balanced	Voya Growth Opportunities Fund	0.30%
VIM Equity/Balanced	Voya Hang Seng Index Portfolio	0.30%
VIM Fixed	Voya High Yield Bond Fund	0.17%
VIM Fixed	Voya High Yield Portfolio	0.00%
VIM Equity/Balanced	Voya Index Plus LargeCap Portfolio	0.30%
VIM Equity/Balanced	Voya Index Plus MidCap Portfolio	0.30%
VIM Equity/Balanced	Voya Index Plus SmallCap Portfolio	0.30%

Fund Type	Fund	Rate
Fund of Funds	Voya Index Solution Portfolios	0.30%
VIM Fixed	Voya Intermediate Bond Fund	0.17%
VIM Fixed	Voya Intermediate Bond Portfolio	0.17%
3rd Party SA	Voya International Core Fund	0.397%
VIM Equity/Balanced	Voya International Index Portfolio	0.30%
3rd Party SA	Voya International Real Estate Fund	0.397%
VIM Equity/Balanced	Voya International Value Equity Fund	0.30%
VIM Equity/Balanced	Voya International Value Portfolio	0.30%
VIM Fixed	Voya Investment Grade Credit Fund	0.17°/o
VIM Equity/Balanced	Voya Japan TOPIX Index® Portfolio	0.30%
VIM Equity/Balanced	Voya Large Cap Growth Fund	0.30%
VIM Equity/Balanced	Voya Large Cap Growth Portfolio	0.0075%
VIM Equity/Balanced	Voya Large Cap Value Fund	0.30%
VIM Fixed	Voya Limited Maturity Bond Portfolio	0.026%
VIM Fixed	Voya Liquid Assets Portfolio	0.025%
VIM Equity/Balanced	Voya Mid Cap Value Advantage Fund	0.30%
VIM Equity/Balanced	Voya MidCap Opportunities Fund	0.30%
VIM Equity/Balanced	Voya MidCap Opportunities Portfolio	0.30%
VIM Fixed	Voya Money Market Fund	0.17%
VIM Fixed	Voya Money Market Portfolio	0.17%
3rd Party SA	Voya Multi-Manager Emerging Markets Equity Fund	0.397%
3rd Party SA	Voya Multi-Manager International Equity Fund	0.397%
3rd Party SA	Voya Multi-Manager Mid Cap Value Fund	0.397%
3rd Party SA	Voya Multi-Manager International Small Cap Fund	0.397%
3rd Party SA	Voya Real Estate Fund	0 397%
Fund of Funds	Voya Retirement Portfolios	0.03%
Fund of Funds	Voya Retirement Solution Funds	0.25%
VIM Equity/Balanced	Voya Russell™ Large Cap Growth Index Portfolio	0.30%
VIM Equity/Balanced	Voya Russell™ Large Cap Index Portfolio	0.30%
VIM Equity/Balanced	Voya Russell™ Large Cap Value Index Portfolio	0.30%
VIM Equity/Balanced	Voya Russell™ Mid Cap Growth Index Portfolio	0.30%
VIM Equity/Balanced	Voya Russell™ Mid Cap Index Portfolio	0.30%
VIM Equity/Balanced	Voya Russell™ Small Cap Index Portfolio	0.30%
3rd Party SA	Voya Russia Fund	0.397%
Pooled Inv Vehicle	Voya Securitized Credit Fund	0.00%
VIM Fixed	Voya Senior Income Fund	0.17%
VIM Fixed	Voya Short Term Bond Fund	0.17%
VIM Equity/Balanced	Voya Small Company Fund	0.30%
VIM Equity/Balanced	Voya Small Company Portfolio	0.30%
VIM Equity/Balanced	Voya SmallCap Opportunities Fund	0.30%
VIM Equity/Balanced	Voya SmallCap Opportunities Portfolio	0.30%
Fund of Funds	Voya Solution Portfolios	0.32%
Fund of Funds	Voya Strategic Allocation Portfolios	0.24%
VIM Fixed	Voya Strategic Income Fund	0.17%
VIM Fixed	Voya U.S. Bond Index Portfolio	0.323%
VIM Equity/Balanced	Voya U.S. Stock Index Portfolio	0.158%

For the fund of funds listed above, VIM will pay the amount stated in this Schedule A. VIM will not pay any amounts on assets in the underlying funds in these fund of funds. In addition. amounts due to VRIAC from VIM for these fund of funds shall be reduced by amounts due to VRIAC from Directed Services LLC (IDSL) and/or its subsidiaries under the lntercompany Agreement between DSL and VRIAC with respect to the underlying funds in these fund of funds.

AMENDMENT NO. 3 TO THE INTERCOMPANY AGREEMENT

This Amendment No. 3, effective as of May 01, 2015, amends the Intercompany Agreement, dated as of December 22, 2010, as amended (the “Agreement”), by and between Voya Investment Management LLC (“VIM”) and Voya Retirement Insurance and Annuity Company (“VRIAC”).

WITNESSETH

WHEREAS, VIM conducts an asset management business through various companies that provides investment advice to and perform administrative services for certain U.S. registered investment companies (“Funds”), including Voya Investments, LLC (“VIL”), an investment adviser and/or administrator or sub-administrator for the Funds listed on the attached Schedule A; and

WHEREAS, VRIAC is an insurance company which offers a variety of insurance products, including variable annuities and which also provides administrative services to various tax-advantaged plans and programs established under Section 401(a), 403(b), 457 or 408 of the Internal Revenue Code (“Code”), certain non-qualified deferred compensation arrangements, and to custodial accounts established under Code Sections 403(b)(7) or 408 (collectively “non-insurance customers”); Funds advised and/or administered or sub-administered by VIL are purchased for and held by separate accounts available through VRIAC insurance products and are also held by nominees of non-insurance customers in appropriately designed omnibus accounts established with the Funds; and

WHEREAS, VIM, pays and/or causes its subsidiaries to pay, to VRIAC the amounts derived from applying the annual rates listed in Schedule A against the average net assets invested in the funds by VRIAC and by VRIAC non-insurance customers during the prior calendar month; and

WHEREAS, Schedule A is reviewed at least once each calendar quarter and may be modified at any time by mutual written consent; and

WHEREAS, the parties desire to clarify the Agreement by replacing Schedule A; and

NOW, THEREFORE, the parties agree as follows:

1.	Schedule A to the Agreement is deleted in its entirety and is replaced with the attached Amended Schedule A.

2.	Capitalized terms used in this Agreement and not otherwise defined shall have the meaning ascribed to them in the Agreement.

3.	The Amendment may be executed in several counterparts, each of which shall be an original, but all of which together will constitute one and the same instrument.

4.	In all other respects, the Agreement is hereby confirmed and remains in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be executed as of the day and year first above written.

VOYA INVESTMENT MANAGEMENT VOYA RETIREMENT INSURANCE
LLC AND ANNUITY COMPANY

By:_/s/Michael Bell__________ By:_/s/Lisa Gilarde____________

Name: _Michael Bell_________ Name:_Lisa Gilarde___________

Title: _CFO_________________ Title:__Vice President___________

AMENDMENT NO. 4 TO THE INTERCOMPANY AGREEMENT

This Amendment No. 4, effective as of March 01, 2016, amends the Intercompany Agreement, dated as of December 22, 2010, as amended (the “Agreement”), by and between ING Investment Management LLC (“IIM”), (now known as “Voya Investment Management LLC” or “VIM”) and ING Life Insurance and Annuity Company (“ILIAC”) (now known as “Voya Retirement Insurance and Annuity Company” or “VRIAC”).

WITNESSETH

WHEREAS, VIM conducts an asset management business through various companies that provides investment advice to and perform administrative services for certain U.S. registered investment companies (“Funds”), including Voya Investments, LLC (“VIL”), an investment adviser for certain Funds; and

WHEREAS, VRIAC is an insurance company which offers a variety of insurance products, including variable annuities and which also provides administrative services to various tax-advantaged plans and programs established under Section 401(a), 403(b), 457 or 408 of the Internal Revenue Code (“Code”), certain non-qualified deferred compensation arrangements, and to custodial accounts established under Code Sections 403(b)(7) or 408 (collectively “non-insurance customers”); and

WHEREAS, VIM, pays and/or causes its subsidiaries to pay, to VRIAC the amounts derived from applying the annual rates listed in Schedule A against the average net assets invested in the funds by VRIAC non-insurance customers during the prior calendar month; and

WHEREAS, Schedule A is reviewed at least once each calendar quarter and may be modified at any time by mutual written consent; and

WHEREAS, the parties desire to clarify the Agreement to (1) reflect the name change of VIM and VRIAC, the Funds and each of their series of portfolios, and; (2) replace Schedule A; and

NOW, THEREFORE, the parties agree as follows:

1.	All references to “ING Investment Management LLC” and “IIM” in the Agreement and hereby deleted and replaced with “Voya Investment Management LLC” and “VIM”, respectively.

2.	All references to “ING Life Insurance and Annuity Company” and “ILIAC” in the Agreement are hereby deleted and replaced with “Voya Retirement Insurance and Annuity Company” and “VRIAC”, respectively.

3.	Schedule A to the Agreement is deleted in its entirety and is replaced with attached Amended Schedule A.

4.	Capitalized terms used in this Agreement and not otherwise defined shall have the meanings ascribed to them in the Agreement.

5.	The Amendment may be executed in several counterparts, each of which shall be an original, but all of which together will constitute one and the same instrument.

6.	In all other respects, the Agreement is hereby confirmed and remains in full force and effect.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 4 to be executed as of the day and year first above written.

VOYA INVESTMENT MANAGEMENT VOYA RETIREMENT INSURANCE
LLC AND ANNUITY COMPANY

By:_/s/Michael Bell__________ By:_/s/Lisa Gilarde____________

Name: _Michael Bell_________ Name:_Lisa S. Gilarde___________

Title: _CFO_________________ Title:__Vice President__________

Amended Schedule A

This Schedule is effective as of March 1, 2016.

As described in Section 1 VRIAC shall be paid at the rates set forth immediately below. In the case of funds of funds, payments will apply to the shares of the fund of funds held directly at the rate specified and will also apply to shares of underlying funds held indirectly through the fund of funds at the rates specified for those underlying funds calculated in the same manner as if the underlying funds were held directly. No payments will be made with respect to assets in Class R6 Shares or Class Z Shares of the funds.

Payments listed in Schedule A shall not be made for assets contained in the following retirement plans:
• Voya Insurance and Annuity Company "Equifund" Retirement Plan
• Voya Financial Savings Plan & ESOP
• The 401(k) Plan for Voya Retirement Insurance and Annuity Company Agents
• Voya Investment Management LLC 401(k) Profit Sharing Plan

Fund Type	Fund	Rate
3rd Party SA	VY Clarion Global Real Estate Portfolio	0.397%
3rd Party SA	Voya Emerging Markets Equity Dividend Fund	0.397%
3rd Party SA	Voya Global Equity Dividend Fund	0.397%
3rd Party SA	Voya Global Real Estate Fund	0.397%
3rd Party SA	Voya International Core Fund	0.397%
3rd Party SA	Voya International Real Estate Fund	0.397%
3rd Party SA	Voya Multi-Manager Emerging Markets Equity Fund	0.397%
3rd Party SA	Voya Multi-Manager International Equity Fund	0.397%
3rd Party SA	Voya Multi-Manager Mid Cap Value Fund	0.397%
3rd Party SA	Voya Multi-Manager International Small Cap Fund	0.397%
3rd Party SA	Voya Real Estate Fund	0.397%
3rd Party SA	Voya Russia Fund	0.397%
Fund of Funds	Voya Capital Allocation Fund	0.20%
Fund of Funds	Voya Diversified International Fund	0.17%
Fund of Funds	Voya Global Perspectives Fund	0.20%
Fund of Funds	Voya Global Perspectives Portfolio	0.20%
Fund of Funds	Voya Global Target Payment Fund	0.30%
Fund of Funds	Voya Index Solution Portfolios	0.30%
Fund of Funds	Voya Retirement Portfolios	0.03%
Fund of Funds	Voya Target Retirement Funds	0.25%
Fund of Funds	Voya Solution Portfolios	0.32%
Fund of Funds	Voya Strategic Allocation Portfolios	0.25%
Pooled Inv Vehicle	Voya Emerging Markets Corporate Debt Fund	0.00%
Pooled Inv Vehicle	Voya Emerging Markets Hard Currency Debt Fund	0.00%
Pooled Inv Vehicle	Voya Emerging Markets Local Currency Debt Fund	0.00%
Pooled Inv Vehicle	Voya Securitized Credit Fund	0.00%
VIM Equity/Balanced	Voya Australia Index Portfolio	0.30%
VIM Equity/Balanced	Voya Balanced Portfolio	0.30%

VIM Equity/Balanced	Voya Corporate Leaders 100 Fund	0.30%
VIM Equity/Balanced	Voya Corporate Leaders Trust Fund Series B	0.30%
VIM Equity/Balanced	Voya Emerging Markets Index Portfolio	0.30%
VIM Equity/Balanced	Voya Euro STOXX 50 Index Portfolio	0.30%
VIM Equity/Balanced	Voya FTSE 100 Index Portfolio	0.30%
VIM Equity/Balanced	Voya Global Value Advantage Portfolio	0.30%
VIM Equity/Balanced	Voya Growth and Income Portfolio	0.30%
VIM Equity/Balanced	Voya Hang Seng Index Portfolio	0.30%
VIM Equity/Balanced	Voya Index Plus LargeCap Portfolio	0.30%
VIM Equity/Balanced	Voya Index Plus MidCap Portfolio	0.30%
VIM Equity/Balanced	Voya Index Plus SmallCap Portfolio	0.30%
VIM Equity/Balanced	Voya International Index Portfolio	0.30%
VIM Equity/Balanced	Voya Japan TOPIX Index® Portfolio	0.30%
VIM Equity/Balanced	Voya Large-Cap Growth Fund	0.30%
VIM Equity/Balanced	Voya Large Cap Growth Portfolio	0.00%
VIM Equity/Balanced	Voya Large Cap Value Fund	0.30%
VIM Equity/Balanced	Voya Large Cap Value Portfolio	0.00%
VIM Equity/Balanced	Voya Mid Cap Value Advantage Fund	0.30%
VIM Equity/Balanced	Voya MidCap Opportunities Fund	0.30%
VIM Equity/Balanced	Voya MidCap Opportunities Portfolio	0.30%
VIM Equity/Balanced	Voya Russell™ Large Cap Growth Index Portfolio	0.30%
VIM Equity/Balanced	Voya Russell™ Large Cap Index Portfolio	0.30%
VIM Equity/Balanced	Voya Russell™ Large Cap Value Index Portfolio	0.30%
VIM Equity/Balanced	Voya Russell™ Mid Cap Growth Index Portfolio	0.30%
VIM Equity/Balanced	Voya Russell™ Mid Cap Index Portfolio	0.30%

VIM Equity/Balanced	Voya Russell™ Small Cap Index Portfolio	0.30%
VIM Equity/Balanced	Voya Small Company Fund	0.30%
VIM Equity/Balanced	Voya Small Company Portfolio	0.30%
VIM Equity/Balanced	Voya SmallCap Opportunities Fund	0.30%
VIM Equity/Balanced	Voya SmallCap Opportunities Portfolio	0.30%
VIM Equity/Balanced	Voya U.S. Stock Index Portfolio	0.157%
VIM Fixed	Voya Diversified Emerging Markets Debt Fund	0.17%
VIM Fixed	Voya Floating Rate Fund	0.17%
VIM Fixed	Voya Global Bond Fund	0.17%
VIM Fixed	Voya Global Bond Portfolio	0.00%
VIM Fixed	Voya GNMA Income Fund	0.17%
VIM Fixed	Voya High Yield Bond Fund	0.17%
VIM Fixed	Voya High Yield Portfolio	0.00%
VIM Fixed	Voya Intermediate Bond Fund	0.17%
VIM Fixed	Voya Intermediate Bond Portfolio	0.17%
VIM Fixed	Voya Investment Grade Credit Fund	0.17%
VIM Fixed	Voya Limited Maturity Bond Portfolio	0.017%
VIM Fixed	Voya Liquid Assets Portfolio	0.118%
VIM Fixed	Voya Money Market Fund	0.17%
VIM Fixed	Voya Money Market Portfolio	0.17%
VIM Fixed	Voya Senior Income Fund	0.17%
VIM Fixed	Voya Short Term Bond Fund	0.17%
VIM Fixed	Voya Strategic Income Opportunities Fund	0.17%
VIM Fixed	Voya U.S. Bond Index Portfolio	0.323%
VIT Portfolios	Voya Multi-Manager Large Cap Core Portfolio	0.062%
VIT Portfolios	VY® BlackRock Inflation Protected Bond Portfolio	0.062%
VIT Portfolios	VY® Clarion Real Estate Portfolio	0.062%
VIT Portfolios	VY® FMR Diversified Mid Cap Portfolio	0.062%
VIT Portfolios	VY® Franklin Income Portfolio	0.062%
VIT Portfolios	VY® Invesco Growth and Income Portfolio	0.062%
VIT Portfolios	VY® JPMorgan Emerging Markets Equity Portfolio	0.062%
VIT Portfolios	VY® JPMorgan Small Cap Core Equity Portfolio	0.062%
VIT Portfolios	VY® Morgan Stanley Global Franchise Portfolio	0.062%
VIT Portfolios	VY® T. Rowe Price Capital Appreciation Portfolio	0.062%

VIT Portfolios	VY® T. Rowe Price Equity Income Portfolio	0.062%
VIT Portfolios	VY® T. Rowe Price International Stock Portfolio	0.062%
VIT Portfolios	VY® Templeton Global Growth Portfolio	0.062%
VPI Portfolios	VY® American Century Small-Mid Cap Value Portfolio	0.062%
VPI Portfolios	VY® Baron Growth Portfolio	0.062%
VPI Portfolios	VY® Columbia Contrarian Core Portfolio	0.062%
VPI Portfolios	VY® Columbia Small Cap Value II Portfolio	0.062%
VPI Portfolios	VY® Invesco Comstock Portfolio	0.062%
VPI Portfolios	VY® Invesco Equity and Income Portfolio	0.062%
VPI Portfolios	VY® JPMorgan Mid Cap Value Portfolio	0.062%
VPI Portfolios	VY® Oppenheimer Global Portfolio	0.062%
VPI Portfolios	VY® Pioneer High Yield Portfolio	0.062%
VPI Portfolios	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio	0.062%
VPI Portfolios	VY® T. Rowe Price Growth Equity Portfolio	0.062%
VPI Portfolios	VY® Templeton Foreign Equity Portfolio	0.062%

For the fund of funds listed above, VIM will pay the amount stated in this Schedule A. VIM will not pay any amounts on assets in the underlying funds in these fund of funds. In addition, amounts due to VRIAC from VIM for these fund of funds shall be reduced by amounts due to VRIAC from Directed Services LLC (DSL) and/or its subsidiaries under the Intercompany Agreement between DSL and VRIAC with respect to the underlying funds in these fund of funds.

AMENDMENT NO. 5 TO THE INTERCOMPANY AGREEMENT

This Amendment No. 5, entered into on June 29, 2017 and effective as of May 1, 2017, amends the Intercompany Agreement, dated as of December 22, 2010, as amended (the “Agreement”), by and between Voya Investment Management LLC (“VIM”) and Voya Retirement Insurance and Annuity Company (“VRIAC”).

WITNESSETH

WHEREAS, VIM conducts an asset management business through various companies that provides investment advice to and perform administrative services for certain U.S. registered investment companies (“Funds”), including Voya Investments, LLC (“VIL”), an investment adviser for certain Funds; and

WHEREAS, VRIAC is an insurance company which offers a variety of insurance products, including variable annuities and which also provides administrative services to various tax-advantaged plans and programs established under Section 401(a), 403(b), 457 or 408 of the Internal Revenue Code (“Code”), certain non-qualified deferred compensation arrangements, and to custodial accounts established under Code Sections 403(b)(7) or 408 (collectively “non-insurance customers”); and

WHEREAS, VIM pays and/or causes its subsidiaries to pay to VRIAC the amounts derived from applying the annual rates listed in Schedule A against the average net assets invested in the funds by VRIAC non-insurance customers during the prior calendar month; and

WHEREAS, Schedule A is reviewed at least once each calendar quarter and may be modified at any time by mutual written consent; and

WHEREAS, on or about May 1, 2017, VIL become the investment adviser for the Voya funds previously managed by Directed Services LLC (the “Assignment”); and

WHEREAS, on or about May 1, 2017, VIL became the investment adviser for the Voya funds previously managed by Directed Services LLC (the “Transition”); and

WHEREAS, the parties desire to amend and restate Schedule A to, among other things, reflect the Transition.

NOW, THEREFORE, the parties agree as follows:

1.
Schedule A to the Agreement is deleted in its entirety and is replaced with the attached Amended and Restated Schedule A. All references to “Schedule A” in the Agreement and hereby deleted and replaced with “Amended and Restated Schedule A”.

2.	Capitalized terms used in this Agreement and not otherwise defined shall have the meanings ascribed to them in the Agreement.

3.	The Amendment may be executed in several counterparts, each of which shall be an original, but all of which together will constitute one and the same instrument.

4.	In all other respects, the Agreement is hereby confirmed and remains in full force and effect.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 5 to be executed as of the day and year first above written.

VOYA INVESTMENT MANAGEMENT VOYA RETIREMENT INSURANCE
LLC AND ANNUITY COMPANY

By:_/s/Michael Bell________________     By:_/s/Elizabeth Schroeder____________

Name: Michael Bell________________     Name:_ Elizabeth Schroeder ___________

Title: _CFO Voya IM_______________     Title:__Vice President_________________

	Amended Schedule A

This Schedule is effective as of May 1, 2017.
As described in Section 1 VRIAC shall be paid at the rates set forth immediately below. In the case of funds of funds, payments will apply to the shares of the fund of funds held directly at the rate specified and will also apply to shares of underlying funds held indirectly through the fund of funds at the rates specified for those underlying funds calculated in the same manner as if the underlying funds were held directly. No payments will be made with respect to assets in Class P2 Shares, Class R6 Shares or Class Z Shares of the funds.

Payments listed in Schedule A shall not be made for assets contained in the following retirement plans:
• Voya Insurance and Annuity Company "Equifund" Retirement Plan
• Voya Financial Savings Plan & ESOP
• The 401(k) Plan for Voya Retirement Insurance and Annuity Company Agents
• Voya Investment Management LLC 401(k) Profit Sharing Plan

Fund Type	Fund	Rate
3rd Party SA	VY Clarion Global Real Estate Portfolio	0.397%
3rd Party SA	VY Goldman Sachs Bond Portfolio	0.397%
3rd Party SA	Voya CBRE Global Infrastructure Fund	0.397%
3rd Party SA	Voya CBRE Long/Short Fund	0.397%
3rd Party SA	Voya Emerging Markets Equity Dividend Fund	0.397%
3rd Party SA	Voya Global Equity Dividend Fund	0.397%
3rd Party SA	Voya Global Real Estate Fund	0.397%
3rd Party SA	Voya Multi-Manager International Factors Fund	0.397%
3rd Party SA	Voya International Real Estate Fund	0.397%
3rd Party SA	Voya Multi-Manager Emerging Markets Equity Fund	0.397%
3rd Party SA	Voya Multi-Manager International Equity Fund	0.397%
3rd Party SA	Voya Multi-Manager Mid Cap Value Fund	0.397%
3rd Party SA	Voya Multi-Manager International Small Cap Fund	0.397%
3rd Party SA	Voya Real Estate Fund	0.397%
3rd Party SA	Voya Russia Fund	0.397%
Fund of Funds	Voya Global Multi-Asset Fund	0.20%
Fund of Funds	Voya Diversified International Fund	0.17%
Fund of Funds	Voya Global Perspectives Fund	0.20%
Fund of Funds	Voya Global Perspectives Portfolio	0.20%
Fund of Funds	Voya Global Target Payment Fund	0.30%
Fund of Funds	Voya Index Solution Portfolios	0.30%
Fund of Funds	Voya Retirement Portfolios	0.506%
Fund of Funds	Voya Target Retirement Funds	0.25%
Fund of Funds	Voya Solution Portfolios	0.32%
Fund of Funds	Voya Strategic Allocation Portfolios	0.25%
Pooled Inv Vehicle	Voya Emerging Markets Corporate Debt Fund	0.00%
Pooled Inv Vehicle	Voya Emerging Markets Hard Currency Debt Fund	0.00%
Pooled Inv Vehicle	Voya Emerging Markets Local Currency Debt Fund	0.00%
Pooled Inv Vehicle	Voya Securitized Credit Fund	0.00%

VIM Equity/Balanced	Voya Australia Index Portfolio	0.30%
VIM Equity/Balanced	Voya Balanced Portfolio	0.30%
VIM Equity/Balanced	Voya Corporate Leaders 100 Fund	0.30%
VIM Equity/Balanced	Voya Corporate Leaders Trust Fund Series B	0.30%
VIM Equity/Balanced	Voya Emerging Markets Index Portfolio	0.30%
VIM Equity/Balanced	Voya Euro STOXX 50 Index Portfolio	0.30%
VIM Equity/Balanced	Voya FTSE 100 Index Portfolio	0.30%
VIM Equity/Balanced	Voya Global Corporate Leaders 100 Fund	0.30%
VIM Equity/Balanced	Voya Global Equity Fund	0.30%
VIM Equity/Balanced	Voya Global Equity Portfolio	0.30%
VIM Equity/Balanced	Voya Global High Dividend Low Volatility Fund	0.30%
VIM Equity/Balanced	Voya Growth and Income Portfolio	0.30%
VIM Equity/Balanced	Voya Hang Seng Index Portfolio	0.30%
VIM Equity/Balanced	Voya Index Plus LargeCap Portfolio	0.30%
VIM Equity/Balanced	Voya Index Plus MidCap Portfolio	0.30%
VIM Equity/Balanced	Voya Index Plus SmallCap Portfolio	0.30%
VIM Equity/Balanced	Voya International Index Portfolio	0.30%
VIM Equity/Balanced	Voya Japan TOPIX Index® Portfolio	0.30%
VIM Equity/Balanced	Voya Large-Cap Growth Fund	0.30%
VIM Equity/Balanced	Voya Large Cap Growth Portfolio	0.30%
VIM Equity/Balanced	Voya Large Cap Value Fund	0.30%
VIM Equity/Balanced	Voya Large Cap Value Portfolio	0.00%
VIM Equity/Balanced	Voya Mid Cap Research Enhanced Index Fund	0.30%
VIM Equity/Balanced	Voya MidCap Opportunities Fund	0.30%
VIM Equity/Balanced	Voya MidCap Opportunities Portfolio	0.30%
VIM Equity/Balanced	Voya Russell™ Large Cap Growth Index Portfolio	0.30%
VIM Equity/Balanced	Voya Russell™ Large Cap Index Portfolio	0.30%
VIM Equity/Balanced	Voya Russell™ Large Cap Value Index Portfolio	0.30%
VIM Equity/Balanced	Voya Russell™ Mid Cap Growth Index Portfolio	0.30%
VIM Equity/Balanced	Voya Russell™ Mid Cap Index Portfolio	0.30%
VIM Equity/Balanced	Voya Russell™ Small Cap Index Portfolio	0.30%
VIM Equity/Balanced	Voya Small Company Fund	0.30%
VIM Equity/Balanced	Voya Small Company Portfolio	0.30%
VIM Equity/Balanced	Voya SmallCap Opportunities Fund	0.30%
VIM Equity/Balanced	Voya SmallCap Opportunities Portfolio	0.30%
VIM Equity/Balanced	Voya SMID Cap Growth Fund	0.30%
VIM Equity/Balanced	Voya U.S. High Dividend Low Volatility Fund	0.30%
VIM Equity/Balanced	Voya U.S. Stock Index Portfolio	0.28%
VIM Fixed	Voya Diversified Emerging Markets Debt Fund	0.17%
VIM Fixed	Voya Floating Rate Fund	0.17%
VIM Fixed	Voya Global Bond Fund	0.17%
VIM Fixed	Voya Global Bond Portfolio	0.17%
VIM Fixed	Voya GNMA Income Fund	0.17%
VIM Fixed	Voya High Yield Bond Fund	0.17%
VIM Fixed	Voya High Yield Portfolio	0.17%
VIM Fixed	Voya Intermediate Bond Fund	0.17%

VIM Fixed	Voya Intermediate Bond Portfolio	0.17%
VIM Fixed	Voya Investment Grade Credit Fund	0.17%
VIM Fixed	Voya Limited Maturity Bond Portfolio	0.17%
VIM Fixed	Voya Government Liquid Assets Portfolio	0.17%
VIM Fixed	Voya Government Money Market Fund	0.17%
VIM Fixed	Voya Government Money Market Portfolio	0.17%
VIM Fixed	Voya Senior Income Fund	0.17%
VIM Fixed	Voya Short Term Bond Fund	0.17%
VIM Fixed	Voya Strategic Income Opportunities Fund	0.17%
VIM Fixed	Voya U.S. Bond Index Portfolio	0.323%
VIT Portfolios	Voya Multi-Manager Large Cap Core Portfolio	0.277%
VIT Portfolios	VY® BlackRock Inflation Protected Bond Portfolio	0.277%
VIT Portfolios	VY® Clarion Real Estate Portfolio	0.277%
VIT Portfolios	VY® FMR Diversified Mid Cap Portfolio	0.277%
VIT Portfolios	VY® Franklin Income Portfolio	0.277%
VIT Portfolios	VY® Invesco Growth and Income Portfolio	0.277%
VIT Portfolios	VY® JPMorgan Emerging Markets Equity Portfolio	0.277%
VIT Portfolios	VY® JPMorgan Small Cap Core Equity Portfolio	0.277%
VIT Portfolios	VY® Morgan Stanley Global Franchise Portfolio	0.277%
VIT Portfolios	VY® T. Rowe Price Capital Appreciation Portfolio	0.277%
VIT Portfolios	VY® T. Rowe Price Equity Income Portfolio	0.277%
VIT Portfolios	VY® T. Rowe Price International Stock Portfolio	0.277%
VIT Portfolios	VY® Templeton Global Growth Portfolio	0.277%
VPI Portfolios	VY® American Century Small-Mid Cap Value Portfolio	0.356%
VPI Portfolios	VY® Baron Growth Portfolio	0.356%
VPI Portfolios	VY® Columbia Contrarian Core Portfolio	0.356%
VPI Portfolios	VY® Columbia Small Cap Value II Portfolio	0.356%
VPI Portfolios	VY® Invesco Comstock Portfolio	0.356%
VPI Portfolios	VY® Invesco Equity and Income Portfolio	0.356%
VPI Portfolios	VY® JPMorgan Mid Cap Value Portfolio	0.356%
VPI Portfolios	VY® Oppenheimer Global Portfolio	0.356%
VPI Portfolios	VY® Pioneer High Yield Portfolio	0.356%
VPI Portfolios	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio	0.356%
VPI Portfolios	VY® T. Rowe Price Growth Equity Portfolio	0.356%
VPI Portfolios	VY® Templeton Foreign Equity Portfolio	0.356%

For the fund of funds listed above, VIM will pay the amount stated in this Schedule A. VIM will not pay any amounts on assets in the underlying funds in these fund of funds.